WaFd Inc. Announces First Quarter 2025 Results
WaFd, Inc.
Fact Sheet
December 31, 2024
($ in Thousands)
Exhibit 99.2

	As of 06/24		As of 09/24		As of 12/24
Allowance for Credit Losses (ACL) - Total	$225,324		$225,253		$225,022
ACL - Loans	203,824		203,753		204,522
ACL - Unfunded Commitments	21,500		21,500		20,500
Total ACL as a % of Gross Loans	1.00%		1.01%		1.00%

	06/24 QTR	06/24 YTD	09/24 QTR	09/24 YTD	12/24 QTR	12/24 YTD
Loan Originations - Total	$972,500	$2,669,679	$962,393	$3,632,072	$930,789	$930,789
Multi-Family	8,523	58,733	1,997	60,730	6,388	6,388
Commercial Real Estate	57,956	203,206	43,724	246,930	47,826	47,826
Commercial & Industrial	456,351	1,245,873	431,498	1,677,371	405,877	405,877
Construction	124,978	411,993	191,837	603,829	162,662	162,662
Land - Acquisition & Development	6,099	30,131	15,275	45,406	7,934	7,934
Single-Family Residential	141,018	292,038	138,234	430,272	156,117	156,117
Construction - Custom	58,490	155,732	54,049	209,781	51,009	51,009
Land - Consumer Lot Loans	6,478	14,241	6,946	21,187	4,968	4,968
HELOC	46,246	119,101	42,816	161,917	43,030	43,030
Consumer	66,361	138,631	36,017	174,648	44,978	44,978

Purchased Loans (including acquisitions)	$—	$6,207,393	$—	$6,207,393	$102,016	$102,016

Net Loan Fee and Discount Accretion	$14,807	$26,547	$10,942	$37,489	$10,000	$10,000

Repayments
Loans	$1,035,515	$3,172,373	$1,129,986	$4,302,359	$981,574	$981,574
MBS	58,582	130,946	64,885	195,831	68,287	68,287

MBS Net Premium Amortization	$561	$657	$403	$1,060	$434	$434

Efficiency
Operating Expenses/Average Assets	1.48%	1.77%	1.54%	1.71%	1.62%	1.62%
Efficiency Ratio (%)	56.61%	63.87%	57.21%	62.13%	65.04%	65.04%
Amortization of Intangibles	$3,197	$4,766	$2,977	$7,743	$2,755	$2,755

EOP Numbers
Shares Issued and Outstanding	81,157,173		81,220,269		81,373,760

Share repurchase information
Remaining shares authorized for repurchase	11,501,005		11,501,005		11,501,005
Shares repurchased	357,303	1,063,033	7,174	1,070,207	89,528	89,528
Average share repurchase price	$26.63	$25.23	$34.82	$25.29	$38.09	$38.09

WaFd Fact Sheet Q1 2025	1

WaFd Inc. Announces First Quarter 2025 Results
WaFd, Inc.
Fact Sheet
December 31, 2024
($ in Thousands)

Tangible Common Shareholders' Book Value	As of 06/24		As of 09/24		As of 12/24
$ Amount	$2,206,084		$2,251,875		$2,272,423
Per Share	27.18		27.73		27.93

# of Employees	2,204		2,208		2,175

Investments
Available-for-sale:
Agency MBS	$1,351,997		$1,387,025		$1,600,089
Other	1,076,771		1,185,684		1,143,642
	$2,428,768		$2,572,709		$2,743,731
Held-to-maturity:
Agency MBS	$447,638		$436,972		$537,348
	$447,638		$436,972		$537,348

	As of 06/24		As of 09/24		As of 12/24
Loans Receivable by Category[1]	Amount	%	Amount	%	Amount	%
Multi-Family	$4,616,359	20.5%	$4,658,119	20.8%	$4,829,736	21.5%
Commercial Real Estate	3,781,247	16.8	3,757,040	16.8	3,637,986	16.2
Commercial & Industrial	2,394,978	10.7	2,337,139	10.5	2,408,693	10.6
Construction	2,247,530	9.9	2,174,254	9.7	2,062,116	9.2
Land - Acquisition & Development	195,796	0.9	200,713	0.9	178,687	0.8
Single-Family Residential	8,364,415	37.2	8,399,030	37.6	8,520,833	38.0
Construction - Custom	414,483	1.8	384,161	1.7	335,715	1.5
Land - Consumer Lot Loans	112,317	0.5	108,791	0.6	107,205	0.5
HELOC	255,271	1.1	266,151	1.2	275,132	1.2
Consumer	84,445	0.4	73,998	0.3	75,933	0.3
	22,466,841	100%	22,359,396	100%	22,432,036	100%
Less:
Allowance for Credit Losses (ACL)	203,824		203,753		204,522
Loans in Process	1,094,956		1,009,798		903,253
Net Deferred Fees, Costs and Discounts	294,142		229,491		263,760
Sub-Total	1,592,922		1,443,042		1,371,535
	$20,873,919		$20,916,354		$21,060,501

Net Loan Portfolio by Category[1]	Amount	%	Amount	%	Amount	%
Multi-Family	$4,488,124	21.5%	$4,530,951	21.7%	$4,714,800	22.4%
Commercial Real Estate	3,707,189	17.8	3,692,946	17.7	3,572,885	17.0
Commercial & Industrial	2,331,403	11.2	2,273,984	10.9	2,343,246	11.1
Construction	1,417,444	6.8	1,401,748	6.7	1,362,145	6.5
Land - Acquisition & Development	148,724	0.7	152,416	0.7	139,388	0.7
Single-Family Residential	8,146,045	39.0	8,239,778	39.4	8,320,765	39.5
Construction - Custom	188,940	0.9	180,988	0.9	154,495	0.7
Land - Consumer Lot Loans	108,927	0.5	105,496	0.5	103,961	0.4
HELOC	255,908	1.2	266,808	1.3	275,880	1.3
Consumer	81,215	0.4	71,239	0.3	72,936	0.3
	$20,873,919	100%	$20,916,354	100%	$21,060,501	100%
[1]These loan disclosures are specific to those loans held for investment and exclude loans held for sale.

WaFd Fact Sheet Q1 2025	2

WaFd Inc. Announces First Quarter 2025 Results
WaFd, Inc.
Fact Sheet
December 31, 2024
($ in Thousands)

	As of 06/24		As of 09/24		As of 12/24
Loans by State[1]	Amount	%	Amount	%	Amount	%
Washington	$5,771,422	27.4%	$5,771,729	27.3%	$5,857,840	27.5%
Idaho	917,733	4.4	924,573	4.4	940,094	4.4
Oregon	2,486,762	11.8	2,463,530	11.7	2,477,443	11.7
Utah	2,084,601	9.9	2,085,051	9.9	2,114,388	9.9
Nevada	776,656	3.7	783,600	3.7	773,271	3.5
Texas	2,526,689	12.0	2,495,541	11.8	2,500,824	11.8
Arizona	2,314,192	11.0	2,319,106	11.0	2,333,725	11.0
New Mexico	750,935	3.7	761,853	3.6	766,170	3.6
California	3,027,699	14.4	3,037,606	14.4	3,037,930	14.3
Other	421,054	2.0	477,518	2.3	463,337	2.2
Total	$21,077,743	100%	$21,120,107	100%	$21,265,022	100%

Non-Performing Assets	Amount	%	Amount	%	Amount	%
Non-accrual loans[1]:
Multi-Family	$9,984	16.3%	$18,743	27.0%	$24,077	33.2%
Commercial Real Estate	26,408	43.1	26,362	37.9	26,292	36.3
Commercial & Industrial	2,138	3.5	—	—	1,963	2.7
Construction	1,120	1.8	1,120	1.6	624	0.9
Land - Acquisition & Development	74	0.1	74	0.1	—	—
Single-Family Residential	20,422	33.2	21,488	30.9	17,440	24.1
Construction - Custom	88	0.1	848	1.1	848	1.2
Land - Consumer Lot Loans	236	0.4	—	—	8	—
HELOC	758	1.2	596	0.9	786	1.1
Consumer	40	0.1	310	0.3	449	0.6
Total non-accrual loans	61,268	100%	69,541	100%	72,487	100%
Real Estate Owned	4,209		4,567		3,316
Other Property Owned	3,310		3,310		3,310
Total non-performing assets	$68,787		$77,418		$79,113

Non-accrual loans as % of total net loans	0.29%		0.33%		0.34%
Non-performing assets as % of total assets	0.24%		0.28%		0.29%

Net Charge-offs (Recoveries) by Category	06/24 QTR	CO % (a)	09/24 QTR	CO % (a)	12/24 QTR	CO % (a)
Multi-Family	$—	—%	$—	—%	$—	—%
Commercial Real Estate	201	0.02	—	—	163	0.02
Commercial & Industrial	1,343	0.22	136	0.02	353	0.06
Construction	—	—	—	—	—	—
Land - Acquisition & Development	(17)	(0.03)	114	0.23	(12)	(0.03)
Single-Family Residential	(105)	(0.01)	(88)	—	(456)	(0.02)
Construction - Custom	—	—	(1)	—	—	—
Land - Consumer Lot Loans	(2)	(0.01)	(1)	—	—	—
HELOC	(1)	—	(1)	—	(1)	—
Consumer	(166)	(0.79)	(89)	(0.48)	184	0.97
Total net charge-offs (recoveries)	$1,253	0.02%	$70	—%	$231	—%
(a)Annualized Net Charge-offs (recoveries) divided by Gross Balance
1These loan disclosures are specific to those loans held for investment and exclude loans held for sale.

WaFd Fact Sheet Q1 2025	3

WaFd Inc. Announces First Quarter 2025 Results
WaFd, Inc.
Fact Sheet
December 31, 2024
($ in Thousands)

	As of 06/24			As of 09/24			As of 12/24
Deposits & Branches by State	Amount	%	#	Amount	%	#	Amount	%	#
Washington	$8,302,664	39.2%	73	$8,528,608	39.9%	73	$8,589,398	40.1%	73
Idaho	922,547	4.4	22	949,025	4.4	22	946,554	4.4	22
Oregon	2,711,175	12.8	36	2,696,243	12.6	36	2,704,966	12.6	36
Utah	549,876	2.6	9	584,001	2.7	9	573,469	2.7	9
Nevada	508,648	2.4	8	527,704	2.5	8	531,383	2.5	8
Texas	371,539	1.7	5	398,736	1.9	5	683,513	3.2	5
Arizona	1,610,523	7.6	28	1,619,101	7.6	28	1,628,742	7.6	28
New Mexico	1,555,373	7.3	19	1,622,534	7.6	19	1,568,788	7.3	19
California	4,652,420	22.0	10	4,448,018	20.8	10	4,211,964	19.6	10
Total	$21,184,765	100%	210	$21,373,970	100%	210	$21,438,777	100%	210

Deposits by Type	Amount	%		Amount	%		Amount	%
Non-Interest Checking	$2,514,310	11.9%		$2,500,467	11.7%		$2,489,394	11.6%
Interest Checking	4,481,465	21.2		4,486,444	21.0		4,554,922	21.2
Savings	733,973	3.5		718,560	3.4		714,755	3.4
Money Market	4,199,257	19.8		4,111,714	19.2		4,094,788	19.1
Time Deposits	9,255,760	43.7		9,556,785	44.7		9,584,918	44.7
Total	$21,184,765	100%		$21,373,970	100%		$21,438,777	100%

Deposits Uninsured & Non-collateralized - EOP	$5,238,217	24.7%		$5,134,192	24.0%		$5,317,511	24.8%

Time Deposit Repricing	Amount	Rate		Amount	Rate		Amount	Rate
Within 3 months	$2,300,304	4.37%		$2,923,299	4.72%		$3,744,158	4.59%
From 4 to 6 months	2,586,273	4.76%		3,140,278	4.65%		2,655,054	4.38%
From 7 to 9 months	1,953,833	4.63%		1,236,201	4.49%		1,538,725	4.49%
From 10 to 12 months	1,071,346	4.26%		1,307,000	4.37%		836,930	3.41%

Borrowings (Effective Maturity)	Amount	Rate		Amount	Rate		Amount	Rate
Within 1 year	$3,036,283	5.01%		$2,274,067	5.00%		$1,850,825	4.84%
1 to 3 years	192,425	3.13%		193,355	3.17%		194,284	3.14%
3 to 5 years	—	—%		—	—%		18,400	—%
More than 5 years	850,652	1.04%		850,885	1.23%		851,118	1.15%
Total	$4,079,360			$3,318,307			$2,914,627

Interest Rate Risk(b)
NPV post up 100 bps shock		8.9%			8.7%			9.5%
NPV post down 100 bps shock		10.7%			10.2%			11.6%
Change in NII after up 100 bps shock		3.0%			0.2%			1.3%
Change in NII after down 100 bps shock		1.6%			0.4%			2.0%
(b)Assumes no balance sheet management actions taken.

WaFd Fact Sheet Q1 2025	4

WaFd Inc. Announces First Quarter 2025 Results
WaFd, Inc.
Fact Sheet
December 31, 2024
($ in Thousands)

Historical CPR Rates (c)
Average for Quarter Ended:	WAFD SFR Mortgages	WAFD GSE MBS
12/31/2022	6.3%	12.6%
3/31/2023	5.8%	8.9%
6/30/2023	7.9%	11.8%
9/30/2023	7.0%	14.5%
12/31/2023	6.6%	9.7%
3/31/2024	4.8%	8.7%
6/30/2024	6.6%	12.0%
9/30/2024	8.6%	12.9%
12/31/2024	8.1%	12.7%
(c)The CPR Rate (conditional payment rate) is the rate that is equal to the proportion of the principal of a pool of loans that is paid off prematurely in each period.

WaFd Fact Sheet Q1 2025	5

WaFd Inc. Announces First Quarter 2025 Results
WaFd, Inc.
Fact Sheet
December 31, 2024
Average Balance Sheet
($ in Thousands)

	Quarter Ended
	June 30, 2024			September 30, 2024			December 31, 2024
	Average Balance	Interest	Average Rate	Average Balance	Interest	Average Rate	Average Balance	Interest	Average Rate
Assets
Loans receivable	$23,536,530	$337,118	5.76%	$21,258,400	$308,598	5.78%	$20,954,663	$286,597	5.43%
Mortgage-backed securities	1,765,314	17,523	3.99	1,817,639	18,088	3.96	1,882,688	18,337	3.86
Cash & investments	2,386,434	33,693	5.68	3,061,063	43,661	5.67	2,855,030	37,941	5.27
FHLB Stock	164,018	3,608	8.85	99,195	3,750	15.04	106,062	2,242	8.39

Total interest-earning assets	27,852,296	391,942	5.66%	26,236,297	374,097	5.67%	25,798,443	345,117	5.31%
Other assets	1,851,041			1,764,185			1,706,133
Total assets	$29,703,337			$28,000,482			$27,504,576

Liabilities and Shareholders' Equity
Interest-bearing customer accounts	$18,398,704	154,359	3.37%	$18,590,638	165,240	3.54%	$18,743,048	162,150	3.43%
Borrowings	5,406,585	60,397	4.49	3,535,015	36,045	4.05	2,899,012	27,536	3.77

Total interest-bearing liabilities	23,805,289	214,756	3.63%	22,125,653	201,285	3.62%	21,642,060	189,686	3.48%
Noninterest-bearing customer accounts	2,593,381			2,588,528			2,523,510
Other liabilities	357,611			290,208			323,809
Total liabilities	26,756,281			25,004,389			24,489,379
Stockholders’ equity	2,947,056			2,996,093			3,015,197
Total liabilities and equity	$29,703,337			$28,000,482			$27,504,576

Net interest income/interest rate spread		$177,186	2.03%		$172,812	2.05%		$155,431	1.83%

Net interest margin(1)			2.56%			2.62%			2.39%
(1)Annualized net interest income divided by average interest-earning assets

WaFd Fact Sheet Q1 2025	6

WaFd Inc. Announces First Quarter 2025 Results
WaFd, Inc.
Fact Sheet
December 31, 2024
Delinquency Summary
($ in Thousands)

				# of Loans
Type of Loans	#Loans	AVG Size	Loans Amortized Cost	30	60	90	Total	% Based on #	$ Delinquent	% Based on #
December 31, 2024
Multi-Family	1,922	2,467	$4,740,797	10	3	10	23	1.20%	$23,504	0.50%
Commercial Real Estate	1,282	2,817	3,610,758	1	1	3	5	0.39	670	0.02
Commercial & Industrial	1,792	1,341	2,403,719	12	5	9	26	1.45	2,246	0.09
Construction	389	3,555	1,383,048	2	1	2	5	1.29	4,495	0.33
Land - Acquisition & Development	78	1,880	146,609	—	—	—	—	—	—	—
Single-Family Residential	21,643	386	8,362,881	34	17	59	110	0.51	29,597	0.35
Construction - Custom	308	506	155,714	—	—	2	2	0.65	848	0.54
Land - Consumer Lot Loans	998	107	106,489	2	—	2	4	0.40	333	0.31
HELOC	4,466	62	279,039	9		10	22	0.49	2,037	0.73
Consumer	7,947	10	75,969	16	15	70	101	1.27	712	0.94
	40,825	521	$21,265,023	86	45	167	298	0.73%	$64,442	0.30%

September 30, 2024
Multi-Family	1,938	2,351	$4,556,200	—	3	5	8	0.41%	$14,673	0.32%
Commercial Real Estate	1,295	2,882	3,732,155	1	—	3	4	0.31	661	0.02
Commercial & Industrial	1,827	1,277	2,332,732	1	4	8	13	0.71	2,046	0.09
Construction	406	3,507	1,424,016	1	—	3	4	0.99	2,050	0.14
Land - Acquisition & Development	81	1,979	160,317	—	—	2	2	2.47	74	0.05
Single-Family Residential	22,141	374	8,280,300	28	19	52	99	0.45	29,711	0.36
Construction - Custom	364	501	182,415	—	—	2	2	0.55	848	0.46
Land - Consumer Lot Loans	1,017	106	108,060	—	—	1	1	0.10	—	—
HELOC	4,400	61	269,857	13	6	6	25	0.57	2,510	0.93
Consumer	7,677	10	74,055	35	27	64	126	1.64	765	1.03
	41,146	513	$21,120,107	79	59	146	284	0.69%	$53,338	0.25%

June 30, 2024
Multi-Family	1,951	2,313	$4,513,323	—	1	2	3	0.15%	$6,612	0.15%
Commercial Real Estate	1,302	2,878	3,746,945	—	2	2	4	0.31	589	0.02
Commercial & Industrial	1,871	1,277	2,389,236	2	—	9	11	0.59	2,138	0.09
Construction	404	3,565	1,440,152	—	1	2	3	0.74	1,120	0.08
Land - Acquisition & Development	82	1,908	156,424	—	—	2	2	2.44	74	0.05
Single-Family Residential	21,789	376	8,186,361	35	16	56	107	0.49	32,111	0.39
Construction - Custom	400	476	190,433	1	—	1	2	0.50	848	0.45
Land - Consumer Lot Loans	1,037	108	111,574	2	1	4	7	0.68	703	0.63
HELOC	4,360	59	258,833	10	3	5	18	0.41	2,251	0.87
Consumer	7,110	12	84,462	32	17	48	97	1.36	275	0.33
	40,306	523	$21,077,743	82	41	131	254	0.63%	$46,721	0.22%

WaFd Fact Sheet Q1 2025	7